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                                 EXHIBIT (6)(B)

    FORMS OF REVISED SCHEDULES A-D TO THE DISTRIBUTION AGREEMENT BETWEEN THE
                  REGISTRANT AND THE ONE GROUP SERVICES COMPANY



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                                   Schedule A
                          to the Distribution Agreement
                          between The One Group(R) and
                         The One Group Services Company

Name of Fund

Money Market Funds
------------------
The U.S. Treasury Securities Money Market Fund
The Prime Money Market Fund
The Municipal Money Market Fund (formerly The Tax-Free Money Market Portfolio) The Ohio Municipal Money Market Fund
The Institutional Prime Money Market Fund
The Treasury Money Market Fund
The Treasury Only Money Market Fund
The Government Money Market Fund
The Tax Exempt Money Market Fund

Equity Funds
------------
The Income Equity Fund
The Disciplined Value Fund
The Small Company Growth Fund (formerly The Growth Equity Portfolio)
The International Equity Index Fund
The Large Company Value Fund (formerly The Quantitative Equity Portfolio) The Equity Index Fund
The Asset Allocation Fund (formerly The Flexible Balanced Portfolio)
The Large Company Growth Fund

Fixed Income Funds
------------------
The Income Bond Fund (formerly The Income Portfolio)
The Limited Volatility Bond Fund
The Intermediate Tax-Free Bond Fund
The Ohio Municipal Bond Fund
The Government Bond Fund
The Government ARM Fund
The Tax-Free Bond Fund
The Texas Tax-Free Bond Fund
The West Virginia Tax-Free Fund
The Kentucky Municipal Bond Fund
The Intermediate Bond Fund
The Arizona Tax-Free Bond Fund


THE ONE GROUP(R)                             THE ONE GROUP SERVICES COMPANY


By:                                          By:
      -----------------------------                -----------------------------

Title:                                       Title:
      -----------------------------                -----------------------------

Date:                                        Date:
      -----------------------------                -----------------------------


                                       A-1
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                                   Schedule B
                          to the Distribution Agreement
                          between The One Group(R) and
                         The One Group Services Company

Name of Fund

Equity Funds
------------
The Income Equity Fund
The Disciplined Value Fund
The Small Company Growth Fund (formerly The Growth Equity Portfolio)
The International Equity Index Fund
The Equity Index Fund
The Large Company Value Fund (formerly The Quantitative Equity Portfolio) The Asset Allocation Fund (formerly The Flexible Balanced Portfolio)
The Large Company Growth Fund

Fixed Income Funds
------------------
The Income Bond Fund (formerly the Income Portfolio)
The Limited Volatility Bond Fund
The Intermediate Tax-Free Bond Fund
The Ohio Municipal Bond Fund
The Government Bond Fund
The Government ARM Fund
The Tax-Free Bond Fund
The Texas Tax-Free Bond Fund
The West Virginia Tax-Free Fund
The Kentucky Municipal Bond Fund
The Intermediate Bond Fund
The Arizona Tax-Free Bond Fund


THE ONE GROUP(R)                             THE ONE GROUP SERVICES COMPANY

By:                                          By:
      -----------------------------                -----------------------------

Title:                                       Title:
      -----------------------------                -----------------------------

Date:                                        Date:
      -----------------------------                -----------------------------


                                       B-1
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                                   Schedule C
                          to the Distribution Agreement
                          between The One Group(R) and
                         The One Group Services Company

                            Distribution Plan Shares

Name of Fund

Money Market Funds
------------------
The U.S. Treasury Securities Money Market Fund - Service Class Shares
The U.S. Treasury Securities Money Market Fund -- Class A Shares
The Prime Money Market Fund -- Class A Shares
The Prime Money Market Fund -- Service Class Shares
The Municipal Money Market Fund (formerly The Tax-Free Money Market Portfolio)
    -- Class A Shares
The Ohio Municipal Money Market Fund -- Class A Shares

Equity Funds
------------
The Income Equity Fund -- Class A Shares
The Disciplined Value Fund -- Class A Shares
The Small Company Growth Fund (formerly The Growth Equity Portfolio) --
    Class A Shares
The International Equity Index Fund -- Class A Shares
The Large Company Value Fund (formerly The Quantitative Equity Portfolio) --
    Class A Shares
The Equity Index Fund -- Class A Shares
The Asset Allocation Fund (formerly The Flexible Balanced Portfolio) -- Class A
    Shares
The Large Company Growth Fund -- Class A Shares

Fixed Income Funds
------------------
The Income Bond Fund -- Class A Shares
The Limited Volatility Bond Fund -- Class A Shares
The Intermediate Tax-Free Bond Fund -- Class A Shares
The Ohio Municipal Bond Fund -- Class A Shares
The Government Bond Fund -- Class A Shares
The Government ARM Fund -- Class A Shares
The Tax-Free Bond Fund -- Class A Shares
The Texas Tax-Free Fund -- Class A Shares
The West Virginia Tax-Free Fund -- Class A Shares
The Kentucky Municipal Bond Fund -- Class A Shares
The Intermediate Bond Fund -- Class A Shares
The Arizona Tax-Free Bond Fund -- Class A Shares


THE ONE GROUP(R)                             THE ONE GROUP SERVICES COMPANY

By:                                          By:
      -----------------------------                -----------------------------

Title:                                       Title:
      -----------------------------                -----------------------------

Date:                                        Date:
      -----------------------------                -----------------------------


                                       C-1
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                                   Schedule D
                          to the Distribution Agreement
                          between The One Group(R) and
                         The One Group Services Company
                                  CDSC Classes

Name of Fund

Equity Funds
------------
The Income Equity Fund -- Class B
The Disciplined Value Fund -- Class B
The Small Company Growth Fund -- Class B
The Equity Index Fund -- Class B
The Large Company Value Fund -- Class B
The Asset Allocation Fund -- Class B
The International Equity Fund -- Class B
The Large Company Growth Fund -- Class B

Fixed Income Funds
------------------
The Income Bond Fund -- Class B
The Limited Volatility Bond Fund -- Class B
The Government Bond Fund -- Class B
The Government ARM Fund -- Class B
The Intermediate Tax-Free Fund -- Class B
The Tax-Free Bond Fund -- Class B
The Ohio Municipal Bond Fund -- Class B
The Intermediate Bond Fund -- Class B
The Kentucky Municipal Bond Fund -- Class B


THE ONE GROUP(R)                             THE ONE GROUP SERVICES COMPANY

By:                                          By:
      -----------------------------                -----------------------------

Title:                                       Title:
      -----------------------------                -----------------------------

Date:                                        Date:
      -----------------------------                -----------------------------


                                       D-1